1
CERTIFICATION
EXHIBIT

32.1
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United

States Code),

the undersigned

officer

of First

BanCorp.,

a Puerto

Rico corporation

(the “Company”),

does hereby

certify,

to
such officer’s knowledge, that:

The Quarterly

Report on

Form 10-Q

for the

quarter ended

June 30,

2023 (the

“Form l0-Q”)

of the

Company fully

complies
with the

requirements of

section l3(a)

or 15(d)

of the

Securities Exchange

Act of

1934 and

information contained

in the

Form 10-Q
fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2023 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer